SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported): July 21, 2009

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.
1-31508	ENTERGY MISSISSIPPI, INC. (a Mississippi corporation) 308 East Pearl Street Jackson, Mississippi 39201 Telephone (601) 368-5000 64-0205830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 21, 2009, Entergy Mississippi, Inc. (the “Company”) filed with the Secretary of State of the State of Mississippi its Second Amended and Restated Articles of Incorporation (the “Articles”).  The Articles were restated to consolidate the amendments to the Fourth Article to authorize the issuance of $25 par value preferred stock and to create a series of 6.25% Preferred Stock, Cumulative, $25 Par Value.  The Articles were also amended to reflect the redemption of all of the outstanding shares of the Company’s 8.36% Preferred Stock, Cumulative, $100 Par Value and its 7.44% Preferred Stock, Cumulative, $100 Par Value. A copy of the Articles is attached hereto as an exhibit and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Second Amended and Restated Articles of Incorporation of Entergy Mississippi, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Entergy Mississippi, Inc.

By: /s/Robert D. Sloan
Robert D. Sloan
Executive Vice President
General Counsel and Secretary

Dated:  July 27, 2009